UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

PREMIER EXHIBITIONS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Leading Proxy Advisory Firm ISS Recommends Vote "FOR" All Proposals in Connection With Dinoking Transaction

ATLANTA, Oct. 13, 2015 (GLOBE NEWSWIRE) -- Premier Exhibitions, Inc. (NASDAQ:PRXI) today announced that Institutional Shareholder Services ("ISS"), a leading independent proxy voting and corporate governance advisory firm, is recommending that PRXI's shareholders vote "FOR" all proposals to be presented to shareholders at PRXI's special meeting in connection with PRXI's transaction with Dinoking Tech Inc. ("Dinoking").

"We are pleased that ISS supports the Dinoking transaction that we believe provides significant value to PRXI's shareholders," said Mike Little, Interim President and Chief Executive Officer of PRXI. "The transaction strengthens PRXI as the global exhibition provider, leverages Dinoking's existing infrastructure and relationships to expand presence in Asia and other markets, and provides attractive financing solutions to PRXI."

The special meeting of shareholders is scheduled to be held at the Courtyard by Marriott – Buckhead, 3332 Peachtree Road, N.E., Atlanta, Georgia 30326 on October 29, 2015 at 9:00 a.m., local time. PRXI's shareholders as of the close of business on September 15, 2015 are entitled to attend the meeting and vote on the proposals. At the meeting, shareholders will be asked to approve an amendment to PRXI's Amended Articles of Incorporation to create the special voting shares; approve the issuance of shares of PRXI common stock as consideration for the Dinoking merger, including the merger shares and the shares issuable upon the exchange of the exchangeable shares; approve the issuance of shares of PRXI common stock potentially issuable as future contingent payments; approve the issuance of shares of PRXI common stock upon the conversion of the convertible note; and approve the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve and adopt any of the proposals listed above.

PRXI's Board of Directors recommends that shareholders vote "FOR" each of the proposals. Every share counts and every vote is essential.  Please vote today.

Additional Information

For more information, please see PRXI's definitive proxy statement, which has been filed with the Securities and Exchange Commission (the "SEC") and mailed to shareholders. PRXI URGES SHAREHOLDERS TO REVIEW THE DEFINITIVE PROXY STATEMENT AND OTHER MATERIALS AS THEY CONTAIN IMPORTANT DETAILED INFORMATION ABOUT THE DINOKING TRANSACTION AND THE REASONS FOR PRXI'S BOARD'S APPROVAL OF THE DINOKING TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (www.sec.gov). You may also obtain these documents, free of charge, from PRXI's website (www.prxi.com) under the tab "About Premier & Investor Relations" and then under the heading "Investors" and then "SEC Filings."  Shareholders who have any questions or need assistance voting their shares should contact PRXI's proxy solicitor, Alliance Advisors, LLC, 200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003, toll-free at 1-888-991-1296.

Participants in the Solicitation

Premier Exhibitions, Inc. and its directors and officers may be deemed to be participants in the solicitation of proxies from PRXI's shareholders with respect to the Dinoking transaction and related financing arrangements.  A list of the names of those directors and officers and a description of their interests in PRXI is contained in PRXI's definitive proxy statement filed with the SEC on September 16, 2015.

About Premier Exhibitions

Premier Exhibitions, Inc. (NASDAQ:PRXI), located in Atlanta, GA, is a major provider of museum quality exhibitions throughout the world and a recognized leader in developing and displaying unique exhibitions for education and entertainment.  PRXI's exhibitions present unique opportunities to experience compelling stories using authentic objects and artifacts in diverse environments.  Exhibitions are presented in museums, exhibition centers and other entertainment venues. Additional information about Premier Exhibitions, Inc. is available at www.prxi.com.

Forward Looking Statements

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that involve certain risks and uncertainties.  The actual results or outcomes of PRXI may differ materially from those anticipated.  Although PRXI believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any such assumptions could prove to be inaccurate.  Therefore, PRXI can provide no assurance that any of the forward-looking statements contained in this press release will prove to be accurate.

In light of the significant uncertainties and risks inherent in the forward-looking statements included in this press release, such information should not be regarded as a representation by PRXI that its objectives or plans will be achieved.  Included in these uncertainties and risks are, among other things, fluctuations in operating results, ability to achieve management's plan of operations, general economic conditions, ability to consummate and integrate acquisitions, mergers and other significant transaction, ability to obtain necessary funding, uncertainty regarding the results of certain legal proceedings and competition.  Forward-looking statements consist of statements other than a recitation of historical fact and can be identified by the use of forward-looking terminology such as "may," "intend," "expect," "will," "should," "anticipate," "estimate" or "continue" or the negatives thereof or other variations thereon or comparable terminology. Because they are forward-looking, such statements should be evaluated in light of important risk factors and uncertainties.  These risk factors and uncertainties are more fully described in PRXI's definitive proxy statement filed in connection the Dinoking transaction, most recent annual and quarterly reports filed with the SEC, including under the heading entitled "Risk Factors." PRXI does not undertake an obligation to update publicly any of its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

CONTACT: Investor Contact:

         Michael J. Little
         Interim President and Chief Executive Officer,
         Chief Financial and Chief Operating Officer
         (404) 842-2600
         mlittle@prxi.com